UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 21, 2004

COACHMEN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)
INDIANA	1-7160	35-1101097

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

COACHMEN INDUSTRIES, INC.
2831 DEXTER DRIVE
ELKHART, INDIANA 46514

Address of principal executive offices

Registrant's telephone number, including area code:  (574) 262-0123

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   The following exhibit are filed as a part of this Report:

             99.1   Press Release dated July 21, 2004.

ITEM 9.  REGULATION FD DISCLOSURE
            On July 21, 2004, Coachmen Industries, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. This press release announced the Company's record breaking dealer orders at the unveiling of the Company's 2005 RVs in Las Vegas.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACHMEN INDUSTRIES, INC.
By:/s/ Richard M. Lavers Richard M. Lavers, Executive Vice President, General Counsel and Secretary

Date:  July 21, 2004

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION	SEQUENTIALLY NUMBERED PAGES
99.1	Press Release dated July 21, 2004	4

3